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                                                                     EXHIBIT 4.5


                         CORRECTED CERTIFICATE OF TRUST

                                       OF

                            DEVON FINANCING TRUST II
                            ------------------------

This Corrected Certificate of Trust of Devon Financing Trust II hereby amends the signature block to remove the reference to Devon Energy Corporation, which is not a Trustee, but is the Sponsor of the Trust. The Corrected Certificate of Trust is set forth below:

     1.  The name of the business trust is:

                           DEVON FINANCING TRUST II.

     2. The name and business address of the trustee having its principal place of business in the State of Delaware are:

            The Bank of New York (Delaware)
            White Clay Center
            Route 273
            Newark, Delaware 19711.

     3. This Certificate shall be effective upon the filing of the original Certificate of Trust.

     Executed this 31/st/ day of October, 2000.

                                 THE BANK OF NEW YORK, a New York banking corporation

                                 By:  /s/ Van K. Brown
                                      ----------------------------------------
                                    Name:  Van K. Brown
                                    Title:  Vice President

                                 THE BANK OF NEW YORK (DELAWARE), a Delaware banking corporation

                                 By:  /s/ Michael Santino
                                      ----------------------------------------
                                    Name:  Michael Santino
                                    Title:  Senior Vice President

                                 /s/ J. M. Lacey
                                 ---------------------------------------------
                                 J. M. Lacey

                                 /s/ Darryl G. Smette
                                 ---------------------------------------------
                                 Darryl G. Smette

                                 /s/ William T. Vaughn
                                 ---------------------------------------------
                                 William T. Vaughn